                                                                   EXHIBIT 10.19



                          PROFFITT'S CREDIT CORPORATION
                                   TRANSFEROR

                                PROFFITT'S, INC.
                                    SERVICER

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     TRUSTEE

                       ON BEHALF OF THE CERTIFICATEHOLDERS
                         ------------------------------

                            SERIES 1998-2 SUPPLEMENT
                            DATED AS OF MAY 21, 1998

                                     TO THE

                     MASTER POOLING AND SERVICING AGREEMENT

                           DATED AS OF AUGUST 21, 1997

                         ------------------------------


                                  $261,500,000

                       PROFFITT'S CREDIT CARD MASTER TRUST

                                  SERIES 1998-2

                                TABLE OF CONTENTS

PRELIMINARY STATEMENTS...........................................................................        1

         Section A.      Designation.............................................................        1

         Section B.      Definitions.............................................................        2

         Section C.      Minimum Transferor Interest Percentage..................................       19

         Section D.      Optional Purchase; Reassignment and Transfer Terms......................       20

         Section E.      Delivery and Payment for the Certificates...............................       20

         Section F.      Form of Delivery of the Series 1998-2 Certificates......................       20

         Section G.      Servicing Compensation..................................................       20

         Section H.      Article IV of the Agreement.............................................       21
ARTICLE IV               Rights of Series 1998-2 Certificateholders and Allocation and
         Application of Collections..............................................................       21

         Section 4.2     Collections and Allocations.............................................       21

         Section 4.3     Determination of Monthly Interest.......................................       22

         Section 4.4     Determination of Monthly Principal......................................       24

         Section 4.5     Required Amounts........................................................       26

         Section 4.6     Application of Class A Available Funds, Class B Available Funds,
                  Collateral Available Funds, Class D Available Funds and Collections of
                  Principal Receivables..........................................................       28

         Section 4.7     Defaulted Amounts; Adjustment Amounts; Investor Charge Offs; Reductions
                  of Adjustment Amounts..........................................................       31

         Section 4.8     Excess Spread; Shared Excess Finance Charge Collections.................       34

         Section 4.9     Reallocated Principal Collections.......................................       36

         Section 4.10    Principal Shortfall.....................................................       37

         Section 4.11    Finance Charge Shortfall................................................       38

         Section 4.12    Cash Collateral Account.................................................       38

         Section 4.13    Principal Account.......................................................       39

         Section 4.14    Reserve Account.........................................................       40

         Section 4.15    Postponement of Accumulation Period.....................................       42

         Section 4.16    Additional Issuances of Class D Certificates............................       42

         Section I       Article V of the Agreement..............................................       43

ARTICLE V       DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS..................................       43

         Section 5.1     Distributions...........................................................       43

         Section 5.2     Statements to Series 1998-2 Certificateholders..........................       45

         Section 5.3     Distributions to Collateral Indebtedness Holder.........................       45

         Section J.      Pay Out Events..........................................................       45

         Section K.      Restrictions on Transfer................................................       47

         Section K1.     Tax Characterization of the Class D Certificates and the Collateral
                  Indebtedness Interest..........................................................       48

         Section L.      Ratification of Master Pooling and Servicing Agreement..................       48

         Section L1.     FASIT Election..........................................................       48

         Section L2.     Paired Series...........................................................       49

         Section M.      Counterparts............................................................       49

         Section N.      Governing Law...........................................................       49

         Section O.      Subordination of Certain Termination Payments...........................       49


EXHIBITS

  Exhibit A-1: Form of Class A Certificate
  Exhibit A-2: Form of Class B Certificate
  Exhibit A-3: Form of Class D Certificate
  Exhibit B  : Form of Monthly Payment Instructions and Notification to Trustee
               [RESERVED]
  Exhibit C  : Form of Monthly Certificateholder's Statement

                            SERIES 1998-2 SUPPLEMENT


         THIS SERIES 1998-2 SUPPLEMENT, dated as of May 21, 1998 (this "Series Supplement"), is by and among PROFFITT'S CREDIT CORPORATION, a Nevada corporation, as Transferor, PROFFITT'S, INC., a Tennessee corporation, as Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States (together with its successors in trust thereunder the "Trustee"), as trustee under the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), by and among the Transferor, the Servicer and the Trustee.


                             PRELIMINARY STATEMENTS

         Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Investor Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Master Pooling and Servicing Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1998-2.

         Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 1998-2 Certificates shall not be subordinated to any other Series.

         SECTION A. DESIGNATION. The Certificates issued hereunder shall be designated generally as the "Series 1998-2 Certificates." The Series 1998-2 Certificates shall be one of the Series of Investor Certificates in Group One and shall be a Principal Sharing Series. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Asset Backed Certificates, Series 1998-2, the Class B Asset Backed Certificates, Series 1998-2 and the Class D Asset Backed Certificates, Series 1998-2. In addition, this Supplement further creates a fourth Class of uncertificated interests in the Trust which, except as expressly provided for herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Series Supplement and which shall be known as "Collateral Indebtedness Interest, Series 1998-2". The first Distribution Date with respect to Series 1998-2 shall be the June 1998 Distribution Date. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

         SECTION B. DEFINITIONS. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1998-2 Certificates and no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 1998-2 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Accumulation Commencement Monthly Period" shall mean the Monthly Period in which the Accumulation Period commences.

                  "Accumulation Period" shall mean the Class A Accumulation Period and the Class B Accumulation Period.

                  "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor amounts of all outstanding Series, and the denominator of which is equal to the sum, without duplication, of (a) the Initial Investor Amount (plus the aggregate initial principal amount of any Additional Class D Certificates),
(b) the initial investor amounts (or other applicable amounts) of all outstanding Series (other than Series 1998-2) which are not expected to be in their revolving periods during such Monthly Period and (c) the initial investor amounts (or other applicable amounts) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Monthly Period.

                  "Accumulation Period Length" shall have the meaning specified in Section 4.15.

                  "Additional Class D Certificates" shall have the meaning specified in Section 4.16.

                  "Adjusted Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount and the Class D Investor Amount, in each case as of such date.

                  "Allocable Amounts" shall mean with respect to any Distribution Date, the sum of the Class A Allocable Amount, the Class B Allocable Amount, the Collateral Allocable Amount and the Class D Allocable Amount.

                  "Amortization Period" shall mean the Accumulation Period or the Rapid Amortization Period.

                  "Available Cash Collateral Amount" shall mean, with respect to any Distribution Date, the amount held in and available to be withdrawn from the Cash Collateral Account on such date.

                  "Available Enhancement Amount" shall mean an amount equal to the sum of the Available Cash Collateral Amount, the Collateral Indebtedness Amount and the Class D Investor Amount.

                  "Available Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the applicable Investor Percentage of Collections of Principal Receivables for the related Monthly Period, plus (b) amounts designated as Available Principal Collections pursuant to Section 4.8, minus (c) Reallocated Principal Collections applied pursuant to Section 4.9 for the related Monthly Period, plus (d) Shared Principal Collections allocated to Series 1998-2.

                  "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount held in and available to be withdrawn from the Reserve Account on such date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

                  "Base Rate" shall mean, with respect to any Monthly Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the Monthly Interest payable on the Series 1998-2 Certificates on the Distribution Date immediately following the last day of such Monthly Period and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period and (b) the product of (i) 2.00% per annum and (ii) a fraction the numerator of which is an amount equal to the Adjusted Investor Amount and the denominator of which is the Investor Amount, in each case determined as of the last day of such preceding Monthly Period.

                  "Business Day" shall have the meaning provided in the Agreement.

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.12(a).

                  "Cash Enhancement Surplus" shall mean, as of any date of determination, the lesser of (a) the Enhancement Surplus and (b) the excess of the amount held in and available to be withdrawn from the Cash Collateral Account over the Required Cash Collateral Amount.

                  "Class A Accumulation Period" shall mean, unless a Pay Out Event with respect to Series 1998-2 shall have occurred prior thereto, the period commencing at the close of business on the last day of the April 2000 Monthly Period, or such later date as shall be determined in accordance with
Section 4.15, and ending on the first to occur of

(a) the commencement of the Rapid Amortization Period, (b) the payment in full to Class A Certificateholders of the Class A Investor Amount or (c) the Stated Series Termination Date.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.3(a).

                  "Class A Adjusted Investor Amount" shall mean, on any date of determination while the Class A Certificates are outstanding, an amount equal to the Class A Investor Amount minus the Principal Account Balance, but in no event shall the Class A Adjusted Investor Amount be less than zero.

                  "Class A Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Class A Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

                  "Class A Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class A Investor Default Amount and the Class A Adjustment Amount.

                  "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the applicable Class A Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (b) if such Monthly Period immediately precedes a Distribution Date that occurs prior to the Class B Principal Commencement Date, the amount of the Principal Investment Proceeds if any, with respect to such Monthly Period, (c) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Monthly Period and included in Class A Available Funds pursuant to Section 4.14(d), and
(d) amounts required to be included in Class A Available Funds pursuant to
Section 4.14(b).

                  "Class A Certificate Rate" shall mean, with respect to the Class A Certificates and each Interest Period, a per annum rate of 6.00%.

                  "Class A Certificateholder" shall mean any Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

                  "Class A Expected Payment Date" shall mean the May 2001 Distribution Date.

                  "Class A Initial Investor Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $200,000,000.

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.3(a).

                  "Class A Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Amount, minus
(b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Certificates pursuant to Section 4.7(f) prior to such date; provided, however, that the Class A Investor Amount may not be reduced below zero.

                  "Class A Investor Charge Offs" shall have the meaning specified in Section 4.7(a).

                  "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the applicable Class A Investor Percentage for such Monthly Period.

                  "Class A Investor Percentage" shall be calculated by substituting the Class A Adjusted Investor Amount and the Class A Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.3(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.4(a).

                  "Class A Penalty Rate" shall mean the sum of the Class A Certificate Rate and 2.00% per annum.

                  "Class A Required Amount" shall have the meaning specified in
Section 4.5(a).

                  "Class A Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Class B Accumulation Amount" means for any Distribution Date with respect to the Class B Accumulation Period, an amount equal to the Class B Investor Amount as of the beginning of the Accumulation Period.

                  "Class B Accumulation Period" shall mean, unless a Pay Out Event with respect to Series 1998-2 shall have occurred prior thereto, the period commencing on the Distribution Date on which the Class A Investor Amount is paid in full or if the Class A Investor Amount is paid in full on the Class A Expected Payment Date, at the close of business on the Class A Expected Payment Date, and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to Class B Certificateholders of the Class B Investor Amount or (c) the Stated Series Termination Date.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.3(b).

                  "Class B Adjusted Investor Amount" shall mean, on any date of determination, an amount equal to the Class B Investor Amount minus, prior to the payment in full of the Class A Investor Amount, the excess of the Principal Account Balance over the Class A Investor Amount, and after the payment in full of the Class A Investor Amount, the Principal Account Balance, if any, but in no event shall the Class B Adjusted Investor Amount be less than zero.

                  "Class B Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Class B Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

                  "Class B Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class B Investor Default Amount and the Class B Adjustment Amount.

                  "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (i) the applicable Class B Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (b) if such Monthly Period immediately precedes a Distribution Date that occurs on or after the Class B Principal Commencement Date, the amount of Principal Investment Proceeds, if any, with respect to such Monthly Period, (c) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such

Monthly Period and included in Class B Available Funds pursuant to Section 4.14(d), and (d) the amount, if any, required to be included in Class B Available Funds pursuant to Section 4.14(b).

                  "Class B Certificate Rate" shall mean, with respect to the Class B Certificates and each Interest Period, a per annum rate of 6.15%.

                  "Class B Certificateholder" shall mean any Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                  "Class B Expected Payment Date" shall mean the June 2001 Distribution Date.

                  "Class B Initial Investor Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $21,500,000.

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.3(b).

                  "Class B Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Amount, minus
(b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (e) an amount equal to the amount by which the Class B Investor Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (f) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(f) prior to such date; provided, however, that the Class B Investor Amount may not be reduced below zero.

                  "Class B Investor Charge Offs" shall have the meaning specified in Section 4.7(b).

                  "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the applicable Class B Investor Percentage for such Monthly Period.

                  "Class B Investor Percentage" shall be calculated by substituting the Class B Adjusted Investor Amount and the Class B Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount respectively, in the definition of Investor Percentage.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.3(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.4(b).

                  "Class B Penalty Rate" shall mean the sum of the Class B Certificate Rate and 2.00% per annum.

                  "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Investor Amount is paid in full or, if the Class A Investor Amount is paid in full on the Class A Expected Payment Date and a Pay Out Event has not commenced, the Distribution Date following the Class A Expected Payment Date.

                  "Class B Required Amount" shall have the meaning specified in
Section 4.5(b).

                  "Class B Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Class B Subordinated Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the product of (i) the applicable Class B Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

                  "Class D Additional Interest" shall have the meaning specified in Section 4.3(d).

                  "Class D Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Class D Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

                  "Class D Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class D Investor Default Amount and the Class D Adjustment Amount.

                  "Class D Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the applicable Class D Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement.

                  "Class D Certificate Rate" shall mean, for any Interest Period with respect to the Class D Certificates, the rate designated in the letter agreement, dated as of May 21, 1998, between the Transferor and the Trustee; provided, in no event shall the Class D Certificate Rate exceed LIBOR plus 1.00% per annum.

                  "Class D Certificateholder" shall mean any Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3.

                  "Class D Initial Investor Amount" shall mean the aggregate initial principal amount of the Class D Certificates, which is $16,000,000.

                  "Class D Interest Shortfall" shall have the meaning specified in Section 4.3(d).

                  "Class D Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Class D Initial Investor Amount (plus the aggregate initial principal amount of any Additional Class D Certificates issued during the Revolving Period), minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), (b) and (c), minus (d) an amount equal to the amount by which the Class D Investor Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b), (c) and (d), plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to
Section 4.8(n) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class D Investor Amount pursuant to Section 4.7(f) prior to such date; but in no event shall the Class D Investor Amount be reduced below zero.

                  "Class D Investor Charge Off" shall have the meaning provided in Section 4.7(d).

                  "Class D Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the applicable Class D Investor Percentage for such Monthly Period.

                  "Class D Investor Percentage" shall be calculated by substituting the Class D Investor Amount and the Class D Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

                  "Class D Monthly Interest" shall have the meaning specified in
Section 4.3(d).

                  "Class D Monthly Principal" shall have the meaning specified in Section 4.4(d).

                  "Class D Penalty Rate" shall mean, for any Interest Period, the sum of the Class D Certificate Rate for such Interest Period and 2.00% per annum.

                  "Class D Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Class D Subordinated Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the product of (i) the applicable Class D Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

                  "Closing Date" shall mean May 21, 1998.

                  "Collateral Additional Interest" shall have the meaning specified in Section 4.3(c).

                  "Collateral Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Collateral Indebtedness Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

                  "Collateral Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Collateral Default Amount and the Collateral Adjustment Amount.

                  "Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the applicable Collateral Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement.

                  "Collateral Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the applicable Collateral Investor Percentage during such Monthly Period.

                  "Collateral Indebtedness Amount" shall mean, on any date of determination, an amount equal to (a) the Collateral Initial Indebtedness Amount, minus (b) the aggregate amount of principal payments made to the Collateral Indebtedness Holder on or prior to such date, minus (c) the amount of Collateral Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Sections 4.9(a) and 4.9(b), minus (d) an amount equal to the amount by which the Collateral Indebtedness Amount has been reduced on all prior Distribution Dates pursuant to Sections 4.7(a) and 4.7(b), plus (e) the sum of the Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, reductions of the Series Adjustment Amount allocable to the Collateral Indebtedness Interest pursuant to Section 4.7(f) prior to such date; but in no event shall the Collateral Indebtedness Amount be reduced below zero.

                  "Collateral Indebtedness Charge Off" shall have the meaning specified in Section 4.7(c).

                  "Collateral Indebtedness Holder" shall mean the entity designated as such in the Loan Agreement.

                  "Collateral Indebtedness Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Indebtedness Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds held in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement and, subject to the rights of the Series 1998-2 Certificateholders with respect thereto, funds held in the Cash Collateral Account and the Reserve Account.

                  "Collateral Initial Indebtedness Amount" shall mean the aggregate initial principal amount of the Collateral Indebtedness Interest, which is $24,000,000.

                  "Collateral Interest Shortfall" shall have the meaning specified in Section 4.3(c).

                  "Collateral Investor Percentage" shall be calculated by substituting the Collateral Indebtedness Amount and the Collateral Initial Indebtedness Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

                  "Collateral Interest Shortfall" shall have the meaning specified in Section 4.3(c).

                  "Collateral Monthly Interest" shall have the meaning specified in Section 4.3(c).

                  "Collateral Monthly Principal" shall have the meaning specified in Section 4.4(c).

                  "Collateral Penalty Rate" shall mean, for any Interest Period, the sum of the Collateral Rate for such Interest Period and 2.00% per annum.

                  "Collateral Rate" shall mean the rate designated as such in the Loan Agreement.

                  "Collateral Required Amount" shall have the meaning specified in Section 4.5(c).

                  "Collateral Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Collateral Subordinated Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the product of (i) the applicable Collateral Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

                  "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period, $16,666,667; provided, however, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount with respect to the Class A Certificates shall be equal to (i) the product of (x) the Class A Initial Investor Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number and (b) for any Distribution Date with respect to the Class B Accumulation Period, $21,500,000.

                  "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                  "Covered Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs on or prior to the Distribution Date on which the Class A Investor Amount shall be paid in full, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) the Principal Account Balance, if any, as of the preceding Distribution Date and (b) for any Distribution Date with respect to the Class B Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs after the Distribution Date on which the Class A Investor Amount shall have been paid in full, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the Principal Account Balance, if any, as of the preceding Distribution Date.

                  "Defaulted Receivables" shall mean for any Monthly Period, the Principal Receivables in Accounts which became Defaulted Accounts during such Monthly Period.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the applicable Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date, and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the applicable Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such subsequent Distribution Date.

                  "Enhancement Provider" shall mean the CIA Lenders and other Collateral Indebtedness Holders identified in the Loan Agreement.

                  "Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the sum of the amount held in and available to be withdrawn from the Cash Collateral Account, the Collateral Indebtedness Amount and the Class D Investor Amount over (b) the Required Enhancement Amount.

                  "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(ii), 4.6(d)(ii) and 4.12(b) with respect to such Distribution Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.11.

                  "Initial Investor Amount" shall mean the aggregate initial principal amount of the Series 1998-2 Certificates, which is $261,500,000.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution

Date (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, such Distribution Date.

                  "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount, the Collateral Indebtedness Amount and the Class D Investor Amount, in each case as of such date.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the applicable Investor Percentage applicable to Allocable Amounts for such Monthly Period.

                  "Investor Monthly Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Investor Percentage" shall mean:

                  (a) with respect to (A) Principal Receivables during any Monthly Period with respect to the Revolving Period, (B) Finance Charge Receivables during any Monthly Period other than during a Rapid Amortization Period, and (C) the Allocable Amount during any Monthly Period, the percentage equivalent of a fraction the numerator of which is equal to the Adjusted Investor Amount as of the last day of the immediately preceding Monthly Period (or the Initial Investor Amount, in the case of the first Monthly Period applicable to Series 1998-2) and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the Excess Funding Amount, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Principal Receivables, Finance Charge Receivables or the Allocable Amount, as applicable, for all Series outstanding as of the date on which such determination is being made;

                  (b) with respect to Finance Charge Receivables (and any other amounts treated as Finance Charge Receivables) during any Monthly Period with respect to a Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Investor Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the Excess Funding Amount, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators use to calculate the investor percentages with respect to Finance Charge Receivables for all Series outstanding as of the date on which such determination is being made; and

                  (c) with respect to Principal Receivables during any Monthly Period with respect to an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Investor Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the Excess Funding Amount, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made; provided, however, that if the Series 1998-2 Certificates are paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Transferor may, by written notice to the Trustee and Servicer, designate a different numerator to be used to determine such percentage, (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

                  "LIBOR" shall have the meaning specified in the Loan
Agreement.

                  "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee and the Collateral Indebtedness Holder, dated as of the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "Minimum Transferor Interest Percentage" shall have the meaning specified in Section C.

                  "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest and the Class D Monthly Interest for such Distribution Date.

                  "Paired Series" shall have the meaning specified in Section
L2.

                  "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

                  "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is (x) the sum of (i) the amount of collections of Finance Charge Receivables and Shared Excess Finance Charge Collections allocated to the Series 1998-2 Certificates for such Monthly Period, plus (ii) the amount of investment earnings (net of investment expenses and losses), if any, on the Principal Account and Reserve Account balances, plus (iii) interest and earnings (net of investment expenses and losses), if any, on funds held in the Cash Collateral Account and included as Excess Spread pursuant to Section 4.12(b), plus (iv) the amount of funds withdrawn from the Reserve Account minus (v) an amount equal to the Default Amount allocable to the Series 1998-2 Certificates for such Monthly Period, and the denominator of which is (y) the Investor Amount as of the last day of the preceding Monthly Period.

                  "Principal Account" shall have the meaning specified in
Section 4.13(a).

                  "Principal Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the amount, if any, of funds held in the Principal Account on such date of determination.

                  "Principal Investment Proceeds" shall have the meaning specified in Section 4.13(b).

                  "Principal Shortfall" shall have the meaning specified in
Section 4.10.

                  "Rapid Amortization Period" shall mean the period commencing at the close of business on the day on which a Pay Out Event with respect to Series 1998-2 is deemed to have occurred, and ending on the first to occur of
(a) the payment in full of the Class A Investor Amount, the Class B Investor Amount, the Collateral Indebtedness Amount and the Class D Investor Amount, respectively or (b) the Stated Series Termination Date.

                  "Rating Agencies" shall mean Moody's, Standard & Poor's, and, if applicable, such other nationally recognized statistical rating organization that has rated the Certificates at the request of the Company.

                  "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of Class B Subordinated Principal Collections, Collateral Subordinated Principal Collections and Class D Subordinated Principal Collections for such Monthly Period.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer upon notice to the Trustee.

                  "Required Accumulation Factor Number" shall be a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts for the 12 months preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option in its sole discretion), expressed as a decimal.

                  "Required Cash Collateral Amount" shall mean the amount specified as such in the Loan Agreement or such higher amount designated by the Transferor.

                  "Required Draw Amount" shall have the meaning specified in
Section 4.12(c).

                  "Required Enhancement Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of the Adjusted Investor Amount (after giving effect to all reductions thereof to be made on such Distribution Date) and 15%, but not less than $7,845,000; provided, however, that (i) if a Pay Out Event shall have occurred, the Required Enhancement Amount for each Distribution Date thereafter (subject to clause (ii) below) shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such Pay Out Event, (ii) in no event shall the Required Enhancement Amount exceed the sum of the Class A Adjusted Investor Amount and the Class B Adjusted Investor Amount on such date and (iii) the Required Enhancement Amount may be reduced without the consent of the Series 1998-2 Certificateholders if (x) the Transferor shall have received written notice from each Rating Agency (with a copy delivered to the Trustee) that the Rating Agency Condition is satisfied, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1998-2 and (z) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such reduction, that such reduction will not (a) adversely affect the tax characterization of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (b) cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (c) cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

                  "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount no less than (a) 1.50% of the Class A Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (b) any other amount designated by the Transferor; provided, however, that if such designation pursuant to (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied, (ii) the Enhancement Provider shall have consented to such lower amount and (iii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 1998-2.

                  "Reserve Account" shall have the meaning specified in Section 4.14(a).

                  "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences no later than three (3) months prior to the Class A Accumulation Period, provided that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date with respect to the Monthly Period which commences no later than four (4) months prior to the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Monthly Periods shall be less than 6.0%; (b) the Distribution Date with respect to the Monthly Period which commences no later than six (6) months prior to the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 3.0%; or (c) the Distribution Date which commences no later than nine (9) months prior to the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 2.0%.

                  "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount held in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall have the meaning specified in
Section 4.14(c).

                  "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Class A Accumulation Period and (b) the close of business on the day preceding the commencement of the Rapid Amortization Period.

                  "Series Adjustment Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) any unpaid Adjustment Payment Obligation for the related Monthly Period and (ii) the Investor Percentage applicable to allocations of Allocable Amounts during the related Monthly Period, as calculated on the last day of the Monthly Period preceding the related Monthly Period.

                  "Series 1998-2" shall mean the Series the terms of which are specified in this Series Supplement.

                  "Series 1998-2 Certificate" shall mean a Class A Certificate, a Class B Certificate, a Class D Certificate and/or, unless the context requires otherwise, the Collateral Indebtedness Interest.

                  "Series 1998-2 Certificateholder" shall mean a Class A Certificateholder, a Class B Certificateholder, a Class D Certificateholder and/or, unless the context requires otherwise, the Collateral Indebtedness Holder.

                  "Servicing Fee" shall mean the amount paid monthly from the Trust to the Servicer and which shall be equal to one-twelfth (1/12th) of the product of the Servicing Fee Percentage and the Adjusted Investor Amount.

                  "Servicing Fee Percentage" shall mean 2.00% per annum.

                  "Shared Excess Finance Charge Collections" shall mean, with respect to any Monthly Period, the aggregate amount for all outstanding Series in Group One of

Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Monthly Period.

                  "Shared Principal Collections" shall mean, with respect to any Monthly Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables available after covering required distributions and deposits under each Series Supplement and that are to be treated as "Shared Principal Collections" pursuant to Section 4.6(e)(iii) and
Section 4.6(f)(v) and the respective applicable sections of any Supplement for other Series in Group One.

                  "Special Distribution Date" shall mean each Distribution Date with respect to the Rapid Amortization Period.

                  "Stated Series Termination Date" shall mean the September 2004 Distribution Date.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Treasury" shall mean the United States Department of the Treasury and any successor Governmental Authority thereto.

         SECTION C. MINIMUM TRANSFEROR INTEREST PERCENTAGE. The Minimum Transferor Interest Percentage applicable to the Series 1998-2 Certificates shall be 0%; provided, however, that (a) the Transferor may, at its option and in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount and (b) if on any Distribution Date during the Revolving Period (after giving effect to all distributions and adjustments to be made on such Distribution Date), the portion of the Class D Investor Amount owned by the Transferor is less than 2% of the Investor Amount and the Minimum Transferor Interest Percentage is less than 2%, the Transferor shall, on or before the last day of the second Monthly Period following the Monthly Period in which such Distribution Date occurred (unless the portion of the Class D Investor Amount owned by the Transferor shall then equal or exceed 2% of the Investor Amount), (i) repurchase or otherwise repay Investor Certificates (to the extent permitted by any Supplement) or designate Additional Accounts to the extent necessary to permit the designation of a Minimum Transferor Interest Percentage of 2% without causing the Transferor Amount to be less than the Minimum Transferor Amount and (ii) upon compliance with clause (i), designate 2% as the Minimum Transferor Interest Percentage. In the event that the Transferor shall have designated a Minimum Transferor Interest Percentage in excess of 0%, the Transferor may, during the Revolving Period, designate a lower percentage (but not less than 0%) if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount averaged over the three Distribution Dates preceding such designation (after giving effect to all distributions and adjustments made on each such Distribution Date) shall equal or exceed 4%; provided, however, that such lower percentage may not be less than 2% if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount on the Distribution Date preceding such designation (after giving effect to all distributions and adjustments made on such Distribution Date) shall not equal or exceed 2%.

         SECTION D. OPTIONAL PURCHASE; REASSIGNMENT AND TRANSFER TERMS. All the Series 1998-2 Certificates may be repurchased by, and reassigned and transferred to, the Transferor in the Transferor's sole discretion, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Collateral Indebtedness Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its affiliates since the Closing Date. The repurchase price for the Series 1998-2 Certificates will be equal to
(a) the Adjusted Investor Amount, plus (b) accrued and unpaid interest on the 1998-2 Certificates, less (c) the amount held in the Collection Account allocable to Series 1998-2 to be applied other than to deposits to the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate. The provisions of this Section are subject to the provisions of Section 12.2 of the Agreement.

         SECTION E. DELIVERY AND PAYMENT FOR THE CERTIFICATES. The Trustee shall deliver the Series 1998-2 Certificates when authenticated in accordance with
Section 6.2 of the Agreement (except in the case of the Collateral Indebtedness Interest, which shall be in uncertificated form). The Class D and Collateral Indebtedness Interest shall bear legends appropriately limiting their transfer in accordance herewith and applicable securities laws.

         SECTION F. FORM OF DELIVERY OF THE SERIES 1998-2 CERTIFICATES. The Class A Certificates and the Class B Certificates shall be delivered as provided in Section 6.11 of the Agreement. The Class A Certificates and the Class B Certificates will initially be held by the Trustee as custodian for The Depository Trust Company, and will be registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Class D Certificates shall be delivered in registered form. The Collateral Indebtedness Interest shall be issued in uncertificated form.

         SECTION G. SERVICING COMPENSATION. The share of the Monthly Servicing Fee allocable to the Series 1998-2 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth (1/12th) of the product of (a) the Servicing Fee Percentage and (b) each of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount and the Class D Investor Amount, respectively, as of the last day of the immediately preceding Monthly Period; provided, however, with respect to the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $348,667. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to the product of (a) one-twelfth ((1/12th) of the Servicing Fee Percentage and (b) the Class A Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $266,667. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to the product of
(a) (1/12th) of the Servicing Fee Percentage and (b) the Class B Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $28,667. The share of the Investor Monthly Servicing Fee allocable to the Collateral Indebtedness Holder with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the Collateral Indebtedness Amount; provided, however, that with respect to the first Distribution Date, the Collateral Servicing Fee shall be equal to $32,000. The share of the Investor Monthly Servicing Fee allocable to the Class D Certificateholders with respect to any Distribution Date (the "Class D Servicing Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the Class D Investor Amount; provided, however, that with respect to the first Distribution Date, the Class D Servicing Fee shall be equal to $21,333. The Class A Servicing Fee, the Class B Servicing Fee, the Collateral Servicing Fee and the Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) or by the Transferor and in no event shall the Trust, the Trustee or the Series 1998-2 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid from amounts allocable to any other Series or by the Transferor.

         SECTION H. ARTICLE IV OF THE AGREEMENT. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1998-2 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 1998-2 shall read in its entirety as follows:

                                   ARTICLE IV

                 RIGHTS OF SERIES 1998-2 CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.2. COLLECTIONS AND ALLOCATIONS. The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, and other funds held in the Collection

Account that are allocated to the Series 1998-2 Certificates as described in this Article IV. Provided that daily deposits of Collections into the Collection Account are required pursuant to Section 4.1(f) of the Agreement, the applicable Investor Percentage of Finance Charge Collections shall be deposited into the Collection Account on a daily basis. During the Revolving Period, so long as the Available Enhancement Amount is not less than the Required Enhancement Amount, Collections of Principal Receivables allocable to Series 1998-2 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series 1998-2 equal to the Controlled Deposit Amount with respect to each Monthly Period has been deposited into the Collection Account, and so long as the Available Enhancement Amount is not less than the Required Enhancement Amount, Collections of Principal Receivables allocable to Series 1998-2 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and, provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(f) of the Agreement are satisfied.

         SECTION 4.3 DETERMINATION OF MONTHLY INTEREST.

                  (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the Class A Certificate Rate for the related Interest Period, and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $800,000.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date.

If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to one-twelfth (1/12th) of the product of (i) the Class A Penalty Rate for the related Interest Period, and (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to Class A Certificateholders), shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the Class B Certificate Rate for the related Interest Period, and (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $88,150.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to one-twelfth (1/12th) of the product of
(i) the Class B Penalty Rate for the related Interest Period, and (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to Class B Certificateholders), shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Indebtedness Interest on any Distribution Date shall be an amount equal to the product of (i) the outstanding principal amount of the Collateral Indebtedness Interest as of the preceding Record Date,(ii) the Collateral Rate for the related interest Period, and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, with respect to the first Distribution Date, the Collateral Monthly Interest shall be equal to $106,770.83.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the Collateral

Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Collateral Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (B) the Collateral Penalty Rate and (ii) such Collateral Interest Shortfall (or the portion thereof which has not theretofore been paid to the Collateral Indebtedness Holder) shall be payable as provided herein with respect to the Collateral Indebtedness Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Indebtedness Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Indebtedness Holder only to the extent permitted by applicable law.

                  (d) The amount of monthly interest ("Class D Monthly Interest") distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class D Certificate Rate for the related Interest Period; (ii) the outstanding principal amount of the Class D Certificates as of the preceding Record Date; and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, with respect to the first Distribution Date, Class D Monthly Interest shall be equal to $73,958.33.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"), of (x) the Class D Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Distribution Date. If the Class D Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class D Additional Interest") equal to the product of (i) (A) the actual number of days in the related Interest Period divided by 360, times (B) the Class D Penalty Rate and (ii) such Class D Interest Shortfall (or the portion thereof which has not theretofore been paid to Class D Certificateholders) shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class D Interest Shortfall is paid to Class D Certificateholders. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to Class D Certificateholders only to the extent permitted by applicable law.

         SECTION 4.4 DETERMINATION OF MONTHLY PRINCIPAL.

                  (a) The amount of monthly principal ("Class A Monthly Principal") distributable or available for deposit into the Principal Account from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the Distribution Date in the month following the month in which an Amortization Period begins, shall be equal to the least of
(x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date, (y) with respect to the Accumulation Period prior to the Class A Expected Payment Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Investor Amount on such Distribution Date.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable or available for deposit into the Principal Account from the Collection Account with respect to the Class B Certificates on each Distribution Date relating to an Amortization Period, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date, minus the portion of such amounts applied to Class A Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period prior to the Class B Expected Payment Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Adjusted Investor Amount on such Distribution Date.

                  (c) The amount, if any, of monthly principal ("Collateral Monthly Principal") distributable with respect to the Collateral Indebtedness Interest on each Distribution Date shall be equal to:

                  (i) on any Distribution Date prior to the payment in full of the Class B Certificates, the lesser of (x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of Available Principal Collections held in the Collection Account and available for distribution as Class A Monthly Principal or Class B Monthly Principal on such Distribution Date and (y) the Enhancement Surplus on such Distribution Date, provided that the Transferor shall have elected to pay such Collateral Monthly Principal (after giving effect to any increase in the amount held in the Cash Collateral Account or increase in the Class D Investor Amount on such Distribution Date); and

                  (ii) beginning with the Distribution Date on which the Class B Certificates have been paid in full, the lesser of (x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal or Class B Monthly Principal on such Distribution Date and (y) the Collateral Indebtedness Amount on such Distribution Date.

                  (d) The amount of monthly principal ("Class D Monthly Principal") distributable with respect to the Class D Certificates on each Distribution Date, beginning with the Distribution Date on which the Collateral Indebtedness Amount has been paid in full, or prior thereto subject to the consent of the Enhancement Provider and otherwise subject to the satisfaction of the requirements of the Loan Agreement (and provided that such distribution would not require the Transferor to designate a Minimum Transferor Interest Percentage in accordance with Section C hereof), shall be equal to the least of (x) the Available Principal Collections held in the Collection Account with respect to such Distribution Date minus the amount portion of such Available Principal Collections applied to any Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on such Distribution Date, (y) the Enhancement Surplus on such Distribution Date and (z) the Class D Investor Amount on such Distribution Date.

         SECTION 4.5 REQUIRED AMOUNTS.

                  (a) On each Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the following Distribution Date and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for such Distribution Date and (v) if Proffitt's, Inc. is no longer the Servicer, the Class A Servicing Fee for the related Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (y) the Class A Available Funds with respect to the preceding Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-2 pursuant to Section 4.1(i) with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread, the Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period and the Available Cash Collateral Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(a).

                  (b) On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for the following Distribution Date and any Class B Additional Interest previously due but not paid to Class B Certificateholders on a prior Distribution Date and (iv) if Proffitt's, Inc. is no longer the Servicer, the Class B Servicing Fee for the related Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Monthly Period and (y) the amount, if any, by which the Class B Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(d). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-2 pursuant to Section 4.1(i) with respect to the related Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and (d). In the event that the Class B Required Amount for such Distribution Date exceeds such amounts distributed pursuant to Sections 4.8(c) and (d), all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date (other than that portion of the Available Cash Collateral Amount applied to fund the amounts described in Sections 4.8(a) and (b) with respect to such Distribution Date) in an amount equal to such excess shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds such portion of the Available Cash Collateral Amount and the amounts distributed pursuant to Sections 4.8(c) and (d), all or a portion of the Reallocated Principal Collections with respect to such Monthly Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(b).

                  (c) On each Determination Date, the Servicer shall determine the amount (the "Collateral Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) Collateral Monthly Interest for the following Distribution Date, (ii) any Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder on a prior Distribution Date,
(iii) any Collateral Additional Interest for the following Distribution Date and any Collateral Additional Interest previously due but not paid to the Collateral Indebtedness Holder on a prior Distribution Date and (iv) if Proffitt's, Inc. is no longer the Servicer, the Collateral Servicing Fee for the related Distribution Date and the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i) and 4.8(f) with respect to the preceding Monthly Period and (y) the amount, if any, by which the Collateral Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(h). In the event that the Collateral Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Collateral Required Amount on the date of computation and all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date (other than that portion of the Available Cash Collateral Amount applied to fund the amounts described in Sections 4.8(a), (b), (c) (d) and (e) with respect to such Distribution Date) in an amount equal to such excess shall be applied to fund the Collateral Required Amount. In the event that the Collateral Required Amount for such Distribution Date exceeds the portion of the Available Cash Collateral Amount with respect to such Distribution Date not used to fund the amounts described in Sections 4.8(a), (b), (c), (d) and (e) with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount or the Class B Required Amount and other than Class B Subordinated Principal Collections or Collateral Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(c).

         SECTION 4.6 APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE FUNDS, COLLATERAL AVAILABLE FUNDS, CLASS D AVAILABLE FUNDS AND COLLECTIONS OF PRINCIPAL RECEIVABLES.

                  The Servicer shall apply or shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds, Class D Available Funds and Collections of Principal Receivables allocable to Series 1998-2 held in the Collection Account with respect to the Monthly Period immediately preceding such Distribution Date to make the following distributions:

                  (a) On each Distribution Date, Class A Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) if Proffitt's, Inc. is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (iii) an amount equal to the Class A Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date; and

                  (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (b) On each Distribution Date, Class B Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

                  (i) an amount equal to the Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                  (ii) if Proffitt's, Inc. is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                 (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (c) On each Distribution Date, Collateral Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

                  (i) if Proffitt's, Inc. is no longer the Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (d) On each Distribution Date, Class D Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

                  (i) if Proffitt's, Inc. is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (e) On each Distribution Date with respect to the Revolving Period, all such Available Principal Collections, shall be applied in the following priority:

                  (i) an amount equal to Collateral Monthly Principal for such Distribution Date shall be applied in accordance with the Loan Agreement;

                  (ii) an amount equal to Class D Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders; and

                  (iii) the balance, if any, shall be treated as "Shared Principal Collections" with respect to Group One to be applied in accordance with Section 4.1(h) (and be retained in the Excess Funding Account if required by such provision).

                  (f) On each Distribution Date following the commencement of an Amortization Period, all such Available Principal Collections shall be applied in the following priority:

                  (i) an amount equal to Class A Monthly Principal for such Distribution Date shall, during the Class A Accumulation Period, be deposited in the Principal Account for payment to Class A Certificateholders on the earlier to occur of the Class A Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall, during the Class B Accumulation Period, be deposited in the Principal Account for payment to Class B Certificateholders on the earlier to occur of the Class B Expected

                           Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders;

                  (iii) an amount equal to Collateral Monthly Principal for such Distribution Date shall be applied in accordance with the Loan Agreement;

                  (iv) an amount equal to Class D Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders; and

                  (v) the balance, if any, shall be treated as "Shared Principal Collections" as provided in Section 4.1(h) and allocated among each Series in Group One as specified in each Supplement for Series included in Group One.

         SECTION 4.7 DEFAULTED AMOUNTS; ADJUSTMENT AMOUNTS; INVESTOR CHARGE OFFS; REDUCTIONS OF ADJUSTMENT AMOUNTS.

                  (a) On each Determination Date, the Servicer shall calculate the Class A Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to such Distribution Date, (y) the Available Cash Collateral Amount with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections available pursuant to Section 4.9(a) with respect to the preceding Monthly Period, the Class D Investor Amount (after giving effect to any reduction thereof pursuant to Section 4.7(d)) shall be reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Investor Amount to be a negative number, the Class D Investor Amount shall be reduced to zero and the Collateral Indebtedness Amount (after giving effect to any reduction thereof pursuant to Section 4.7(c)) shall be reduced by the amount by which the Class D Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the amount of such reduction, if any, of the Class D Investor Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Indebtedness Amount to be a negative number, the Collateral Indebtedness Amount shall be reduced to zero and the Class B Investor

Amount (after giving effect to any reduction thereof pursuant to Section 4.7(b)) shall be reduced by the amount by which the Collateral Indebtedness Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Indebtedness Amount and the Class D Investor Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount shall be reduced to zero, and the Class A Investor Amount shall be reduced by the amount by which the Class B Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class D Investor Amount, the Collateral Indebtedness Amount and the Class B Investor Amount for such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Investor Allocable Amount for such Distribution Date (a "Class A Investor Charge Off"). Class A Investor Charge Offs shall thereafter be reimbursed and the Class A Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(b), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Investor Amount pursuant to Section 4.7(f).

                  (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to such Distribution Date which are not used to fund the Class A Required Amount and Class A Investor Charge Offs on the related Distribution Date, (y) the portion, if any, of the Available Cash Collateral Amount which is remaining after applying the Available Cash Collateral Amount to fund the Class A Required Amount with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.9(b), then the Class D Investor Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a) and (d)) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Investor Amount to be a negative number, the Class D Investor Amount shall be reduced to zero, and the Collateral Indebtedness Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a) and (c)) shall be reduced by the amount by which the Class D Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the amount of the reductions, if any, of the Class D Investor Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Indebtedness Amount to be a negative number, the Collateral Indebtedness Amount shall be reduced to zero, and the Class B Investor Amount shall be reduced by the amount by which the Collateral Indebtedness Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Indebtedness Amount and the Class D Investor Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B Investor Charge Off"). Class B Investor Charge Offs shall thereafter be reimbursed and the Class B Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(e), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(f).

                  (c) If, on any Distribution Date, the Collateral Required Amount exceeds (x) the portion, if any, of the Available Cash Collateral Amount after applying the Available Cash Collateral Amount to fund the Class A Required Amount and the Class B Required Amount with respect to such Distribution Date and (y) the amount of Reallocated Principal Collections which are available to fund the Collateral Required Amount on such Distribution Date pursuant to
Section 4.9(c), then the Class D Investor Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a), (b) and (d)) shall be reduced by the amount of such excess, but not by more than the excess of the Collateral Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Collateral Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Investor Amount to be a negative number, the Class D Investor Amount shall be reduced to zero, and the Collateral Indebtedness Amount shall be reduced by the amount by which the Class D Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Collateral Allocable Amount for such Distribution Date over the amount of the reductions, if any, of the Class D Investor Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Collateral Allocable Amount for such Distribution Date; provided, however, that the Collateral Indebtedness Amount shall not be reduced below zero (a "Collateral Indebtedness Charge Off"). Collateral Indebtedness Charge Offs shall thereafter be reimbursed and the Collateral Indebtedness Amount increased (but not by an amount in excess of the aggregate unreimbursed Collateral Indebtedness Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(i), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Collateral Indebtedness Amount pursuant to Section 4.7(f).

                  (d) If, on any Distribution Date, the Class D Allocable Amount exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class D Allocable Amount pursuant to Section 4.8(m) on such Distribution Date, then the Class D Investor Amount shall be reduced by the amount of such excess; provided, however, that the Class D Investor Amount shall not be reduced below zero (a "Class D Investor Charge Off"). Class D Investor Charge Offs shall thereafter be reimbursed and the Class D Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class D Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(n), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Collateral Indebtedness Amount pursuant to Section 4.7(f).

                  (e) Whenever funds or other amounts are available hereunder in respect of the Class A Allocable Amount, the Class B Allocable Amount, the Collateral Allocable Amount or the Class D Allocable Amount, as the case may be, such funds or other amounts shall be applied first to the elimination of any deficiency resulting from Default Amounts and then to any deficiency resulting from Series Adjustment Amounts.

                  (f) Any reduction of the Series Adjustment Amount for Series 1998-2 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateral Indebtedness Interest and finally to the Class D Certificates, in each case to the extent of any unreimbursed reduction of the Investor Amount thereof attributable to Series Adjustment Amounts.

         SECTION 4.8 EXCESS SPREAD; SHARED EXCESS FINANCE CHARGE COLLECTIONS. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread (including interest and earnings on funds held in the Cash Collateral Account and included as Excess Spread pursuant to Section 4.12(b)) and Shared Excess Finance Charge Collections allocable to Series 1998-2 pursuant to Section 4.1(i) with respect to the related Monthly Period, in the following priority:

                  (a) an amount up to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

                  (d) an amount equal to any remaining portion of the Class B Required Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (e) an amount equal to the aggregate amount by which the Class B Investor Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Investor Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (f) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of Collateral Monthly Interest previously due but not distributed to the Collateral Indebtedness Holder on a prior Distribution Date, plus the amount of Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Indebtedness Holder shall be applied in accordance with the Loan Agreement;

                  (g) an amount equal to the Class A Servicing Fee, the Class B Servicing and the Collateral Servicing Fee for such Distribution Date (or if Proffitt's, Inc. is no longer the Servicer, the portion thereof not paid pursuant to Section 4.6), plus the amount of any Class A Servicing Fee, Class B Servicing Fee or Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (h) an amount equal to the Collateral Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the Collateral Indebtedness Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Collateral Indebtedness Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (j) an amount equal to the greater of (i) the excess, if any, of the Required Cash Collateral Amount over the Available Cash Collateral Amount, and (ii) the excess, if any, of the Required Enhancement Amount over the Available Enhancement Amount (in either case, without giving effect to any deposit made on such date hereunder and after giving effect to any payment of Collateral Monthly Principal or Class D Monthly Principal being made on such date) shall be deposited into the Cash Collateral Account;

                  (k) an amount equal to the Class D Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (l) an amount equal to the aggregate amount by which the Class D Investor Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Class D Investor Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections allocable to Series 1998-2 for such Distribution Date;

                  (m) an amount equal to the excess, if any, of the Required Reserve Account Amount over the amount held in the Reserve Account shall be deposited into the Reserve Account;

                  (n) an amount equal to the aggregate of any other amounts then due to the Collateral Indebtedness Holder pursuant to the Loan Agreement shall be applied in accordance with the Loan Agreement;

                  (o) an amount equal to Class D Monthly Interest for such Distribution Date, plus the amount of Class D Monthly Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date, plus the amount of Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not distributed shall be distributed to the Paying Agent for payment to the Class D Certificateholders;

                  (p) an amount equal to the Class D Servicing Fee for such Distribution Date (or if Proffitt's, Inc. is no longer the Servicer, the portion of the Class D Servicing Fee for such Distribution Date not paid pursuant to
Section 4.6(d)(i)), plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                  (q) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with Section 4.1(i).

         SECTION 4.9 REALLOCATED PRINCIPAL COLLECTIONS. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Reallocated Principal

Collections (applying all Class D Subordinated Principal Collections prior to applying any Collateral Subordinated Principal Collections, and applying all Collateral Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or Collateral Subordinated Principal Collections with respect to the Collateral Required Amount pursuant to clause (c) below) with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period available in respect of the Class B Required Amount pursuant to Section 4.8(c) and (d) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account in respect of the Class B Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.8(c) and (d), in that order of priority; and

                  (c) an amount equal to the excess, if any, of (i) the Collateral Required Amount, if any, with respect to such Distribution Date over
(ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period available in respect of the Collateral Required Amount pursuant to Sections 4.8(f) and (h) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account in respect of the Collateral Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i) and Sections 4.8(f) and (h), in that order of priority.

         SECTION 4.10 PRINCIPAL SHORTFALL. The "Principal Shortfall" for Series 1998-2 shall be equal to (a) for any Distribution Date with respect to the Revolving Period zero, or such higher amount designated by the Servicer in an Officer's Certificate, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Class B Expected Payment Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for each Distribution Date with respect to a Rapid Amortization Period, unless and until the Collateral Indebtedness Amount has been paid in full, the excess, if any, of the sum of the Class A Investor Amount, the Class B Investor Amount and the

Collateral Indebtedness Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (d) for each Distribution Date after the Class A Investor Amount and the Class B Investor Amount have been paid in full, the excess, if any, of the Investor Amount over the amount of Available Principal Collections for such Distribution Date, or such lesser amount designated by the Servicer.

         SECTION 4.11 FINANCE CHARGE SHORTFALL. The "Finance Charge Shortfall" for Series 1998-2 for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c) and 4.6(d) and Sections 4.8 (a)-(o) on such Distribution Date over (b) the Investor Percentage of Collections of Finance Charge Receivables with respect to the related Monthly Period.

         SECTION 4.12 CASH COLLATERAL ACCOUNT.

                  (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-2 Certificateholders, with a Qualified Institution a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds held therein are held for the benefit of the Series 1998-2 Certificateholders. The Cash Collateral Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Certificateholders. If, at any time, the institution holding the Cash Collateral Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Cash Collateral Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Agreement and the Loan Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The interest of the Collateral Indebtedness Holder in the Cash Collateral Account shall be subordinated to the interests of the Class A Certificateholders and the Class B Certificateholders as provided herein and in the Loan Agreement. The Collateral Indebtedness Holder shall not be entitled to reimbursement from the Trust Property for any withdrawals from the Cash Collateral Account except as specifically provided in this Agreement and the Loan Agreement.

                  (b) Funds held in the Cash Collateral Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Cash Collateral Account on any Distribution Date, after giving effect to any withdrawals from the Cash Collateral Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-2 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-2 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Cash Collateral Account shall be treated as a portion of Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

                  (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") by which the amounts specified in clauses (a) through (f) and clauses (h) and (i) of Section 4.8 with respect to the related Distribution Date exceed the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-2 with respect to the related Monthly Period available to pay such specified amounts. In the event that for any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the Distribution Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to clauses (a) through (f) and clause (h) of Section 4.8 (in the order of priority set forth in Section 4.8).

                  (d) In the event that the Cash Enhancement Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account and all payments of principal to Series 1998-2 Certificateholders with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and apply and pay in accordance with the Loan Agreement, an amount equal to such Cash Enhancement Surplus; provided, however, that the Transferor, at its option, to be exercised in its sole discretion, may instruct the Servicer not to instruct the Trustee to withdraw such Cash Enhancement Surplus (or any portion thereof), in which event the Trustee shall not withdraw such Cash Enhancement Surplus (or portion thereof) from the Cash Collateral Account.

         SECTION 4.13 PRINCIPAL ACCOUNT.

                  (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-2 Certificateholders, with a Qualified Institution a segregated trust account (the "Principal Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Certificateholders. The Principal Account shall initially be established with the Trustee.

The Trustee shall possess all right, title and interest in all funds held from time to time in the Principal Account and in all proceeds thereof. The Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Certificateholders. If, at any time, the institution holding the Principal Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Principal Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Principal Account. Pursuant to the authority granted to the Servicer in
Section 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

                  (b) Funds held in the Principal Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. All such Permitted Investments shall be held by the Trustee for the benefit of the Series 1998-2 Certificateholders; provided, however, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Investment Proceeds") on funds held therein shall be applied as set forth in Section 4.13(c) below. Funds held in the Principal Account shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-2 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity.

                  (c) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Account and deposit into the Collection Account all Principal Investment Proceeds then held in the Principal Account and such Principal Investment Proceeds shall be treated as a portion of (x) prior to the payment in full of the Class A Investor Amount, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date.

                  (d) Reinvested interest and other investment income on funds deposited in the Principal Account shall not be considered to be principal amounts held therein for purposes of this Agreement.

         SECTION 4.14 RESERVE ACCOUNT.

                  (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-2 Certificateholders, with a Qualified Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Certificateholders. The Reserve Account shall initially be established with the Trustee.

The Trustee shall possess all right, title and interest in all funds held from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account shall make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(p).

                  (b) Funds held in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Series 1998-2 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-2 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as a portion of (x) until the payment in full of the Class A Investor Amount, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or held.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Class B Expected Payment
Date) and the first Special Distribution Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Distribution Date over the Principal Investment Proceeds with respect to such Distribution Date or Special Distribution Date.

                  (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in (i) until the payment in full of the Class A Investor Amount, Class A Available Funds and
(ii) thereafter, Class B Available Funds, in each case for such Distribution
Date.

                  (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay an amount equal to such Reserve Account Surplus in accordance with the Loan Agreement.

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount and Class B Investor Amount have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1998-2 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Class B Expected Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-2 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement all amounts, if any, held in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

         SECTION 4.15 POSTPONEMENT OF ACCUMULATION PERIOD. The Accumulation Period is scheduled to commence at the end of the day on the last day of the April 2000 Monthly Period; provided, however, that, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Class A Expected Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month.

         SECTION 4.16 ADDITIONAL ISSUANCES OF CLASS D CERTIFICATES.

                  (a) On any day in the Revolving Period, the Trustee shall issue to the Transferor for execution, upon the Transferor's request, and the Trustee shall authenticate and deliver, in accordance with the Transferor's instructions, an additional principal amount of Class D Certificates ("Additional Class D Certificates") as provided below.

                  (b) Additional Class D Certificates may be issued, executed and delivered upon satisfaction of the following conditions:

                  (i) after giving effect to the issuance of such Additional Class D Certificates, the Transferor Amount shall be at least equal to the Minimum Transferor Amount and the Aggregate Principal Receivables shall be at least equal to the Minimum Aggregate Principal Receivables;

                  (ii) the Transferor shall have given notice by 10:00 A.M., New York City time, on the date such Additional Class D Certificates are to be issued to the Trustee, the Paying Agent, the Servicer and the Collateral Indebtedness Holder of the proposed issuance of such Additional Class D Certificates;

                  (iii) on or before the date on which such Additional Class D Certificates are issued, the Transferor shall have delivered an Opinion of Counsel addressed to the Trustee, dated the date of such issuance, to the effect that such issuance will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and cause or constitute an event in which gain or loss would be recognized by any Certificateholder; and

                  (iv) on or before the date such Additional Class D Certificates are issued, the Transferor shall deliver to the Trustee an Officer's Certificate confirming the matters set forth in clause (i) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying; and

                  (v) consent of the Enhancement Provider shall have been obtained (but only to the extent that the Additional Class D Certificates are issued to satisfy the Required Cash Collateral Amount provision pursuant to the Loan Agreement).

         SECTION I. ARTICLE V OF THE AGREEMENT. Article V of the Agreement as it relates to Series 1998-2 shall read in its entirety as follows:

                                    ARTICLE V
                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

         SECTION 5.1 DISTRIBUTIONS.

                  (a) On each Determination Date, the Servicer shall deliver to the Trustee and Paying Agent a certificate substantially in the form of Exhibit B prepared by the Servicer. The Trustee shall be under no duty to recalculate, verify or recompute the information on such certificate.

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

                  (c) On the Class A Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

                  (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

                  (e) On the Class B Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

                  (f) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class D Certificates pursuant to this Agreement.

                  (g) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class D Certificates pursuant to this Agreement.

                  (h) Except as provided in Section 12.2 with respect to a final distribution and Section 5.3 with respect to payments to the Collateral Indebtedness Holder, distributions to Series 1998-2 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 1998-2 Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

         SECTION 5.2 STATEMENTS TO SERIES 1998-2 CERTIFICATEHOLDERS. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-2 Certificateholder, including, for the avoidance of doubt, the Collateral Indebtedness Holder, a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Trust and the Series 1998-2 Certificates.

                  On or before January 31 of each calendar year, beginning with 1998, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-2 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in Exhibit C, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

         SECTION 5.3 DISTRIBUTIONS TO COLLATERAL INDEBTEDNESS HOLDER. Notwithstanding the foregoing provisions of this Article V, amounts payable to the Collateral Indebtedness Holder pursuant to this Series Supplement shall be distributed in the manner provided for in the Loan Agreement.

                               [END OF ARTICLE V]

         SECTION J. PAY OUT EVENTS. If any one of the events specified in
Section 9.1 of the Agreement or any of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1998-2 Certificates:

                  (a) failure on the part of the Transferor or the Servicer (x) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made or (y) duly to observe or perform in any material respect any other covenants or agreements applicable to such party set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1998-2 Certificateholders, and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Series 1998-2 Certificateholders representing not less than 50% of the Investor Amount, and continues to materially and adversely affect the Series 1998-2 Certificateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or information contained in a computer file, microfiche or written list required to be delivered by the Transferor pursuant to the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, (i) which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Series 1998-2 Certificateholders representing not less than 50% of the Investor Amount, and (ii) as a result of which the interests of the Series 1998-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, a Pay Out Event shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c) the average of the Portfolio Yields for any three (3) consecutive Monthly Periods is less than the average Base Rate for such three
(3) Monthly Periods;

                  (d) the failure to pay the Class A Investor Amount on the Class A Expected Payment Date or the failure to pay the Class B Investor Amount on the Class B Expected Payment Date;

                  (e) the Transferor shall fail to designate, or be unable to designate, Additional Accounts, the Receivables of which will be Eligible Receivables, as required by the Agreement, and such failure shall continue for a period of five (5) Business Days;

                  (f) any Servicer Default shall occur which would have a material adverse effect on the Series 1998-2 Certificateholders; or

                  (g) the Available Enhancement Amount shall be less than the Required Enhancement Amount for three consecutive Monthly Periods; then, (i) in the case of any event described in clause (a), (b) or (f), after the applicable grace period set forth in such subparagraphs, either the Trustee or Series 1998-2 Certificateholders representing more than 50% of the Investor Amount, by notice then given in writing to the Transferor and the Servicer (and to the Trustee, if given by the Series 1998-2 Certificateholders) may declare that a Pay Out Event has occurred with respect to only the Series 1998-2 Certificates as of the date of such notice and (ii) in the case of any event described in
Section 9.1 of the Agreement or in clauses (c), (d), (e) or (g) above, a Pay Out Event with respect to only the Series 1998-2 Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Series 1998-2 Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

         SECTION K. RESTRICTIONS ON TRANSFER.

                  (a) The Collateral Indebtedness Interest shall be subject to the restrictions on transfer set forth in the Loan Agreement.

                  (b) The Transferor may at any time, without the consent of the Class A Certificateholders and Class B Certificateholders, (i) sell or transfer all or a portion of the Class D Certificates, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class D Certificates at least five (5) Business Days prior to the consummation of such sale or transfer; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class D Certificates; (D) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (E) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate with respect to such action, that such proposed sale or transfer will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

                  (c) Each initial transferee of the Class D Certificates or any interest therein and any assignee thereof or participant therein (each a "holder") shall certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, transfer, assign participate, pledge, hypothecate, or otherwise dispose (any such act, a "transfer") of any interest in its Class D Certificates or cause an interest in its Class D Certificates to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any Treasury regulation thereunder, including, without limitation, a market wherein interests in the Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each holder shall certify, prior to any delivery or transfer to it of a Class D Certificate or interest therein, that it is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If a holder cannot make the certification described in the preceding sentence, the Transferor, the Trustee or the Servicer may prohibit a transfer to such entity; provided, however, that if the Transferor, the Trustee or the Servicer agrees to permit such a transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as an association or as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection K(c).

         SECTION K1. TAX CHARACTERIZATION OF THE CLASS D CERTIFICATES AND THE COLLATERAL INDEBTEDNESS INTEREST. It is the intention of the parties hereto that the Class D Certificates and the Collateral Indebtedness Interest be treated under applicable tax law as indebtedness. In the event that either the Class D Certificates or the Collateral Indebtedness Interest are not so treated, it is the intention of the parties that the Class D Certificates or the Collateral Indebtedness Interest, as the case may be, be treated under applicable tax law as interests in a partnership that owns the Receivables. In the event that either the Class D Certificates or the Collateral Indebtedness Interest are treated under applicable tax law as interests in a partnership, it is the intention of the parties that the Class D Certificates or the Collateral Indebtedness Interest, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the holders of the Class D Certificates or the Collateral Indebtedness Interest, as the case may be, be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Class D Certificates and on the Collateral Indebtedness Interest.

         SECTION L. RATIFICATION OF MASTER POOLING AND SERVICING AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION L1. FASIT ELECTION. Each Series 1998-2 Certificateholder, by acquiring an interest in a Series 1998-2 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a FASIT within the meaning of Section 860L of the Code (or any successor provision thereto), provided that, such election may not be made unless the Transferor delivers to the Trustee (i) an Opinion of Counsel to the effect that (x) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt,
(y) following such issuance, the Trust will not be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and (z) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, and
(ii) an Officer's Certificate to the effect that such issuance will not have a material adverse effect on Investor Certificateholders of any outstanding Series or class (viewed as a Series or a class, as applicable).

         SECTION L2. PAIRED SERIES. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Series 1998-2 Certificates which are then rated, the consent of the Enhancement Provider, and prior to a Pay Out Event, the Series 1998-2 Certificates may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series, primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 1998-2 Certificateholders. As principal is paid with respect to the Series 1998-2 Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds held in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge offs with respect to any related Paired Series, the aggregate investor amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Investor Amount paid to the Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in Section 6.9(b) of the Agreement. The numerator of the Investor Percentage with respect to allocations of Principal Receivables may be changed upon the occurrence of a pay out event with respect to a Paired Series (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

         SECTION M. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION N. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION O. SUBORDINATION OF CERTAIN TERMINATION PAYMENTS. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1998-2 Certificates shall be payable first to the Class A Certificates until paid in full, then to the Class B Certificates until paid in full, then to the Collateral Indebtedness Interest until paid in full and then to the Class D Certificates until paid in full.

                            [Signatures on next page]

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                               PROFFITT'S CREDIT CORPORATION,
                               as Transferor

                               By:
                                   -----------------------------------------
                               Name:  James S. Scully
                               Title:    Vice President and Treasurer



                               PROFFITT'S, INC.,
                               as Servicer

                               By:
                                   -----------------------------------------
                               Name:  James S. Scully
                               Title:    Vice President and Treasurer



                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               as Trustee

                               By:
                                   -----------------------------------------
                               Name:
                               Title:

                                   EXHIBIT A-1
                                     TO THE
                            SERIES 1998-2 SUPPLEMENT


                           FORM OF CLASS A CERTIFICATE

                                   EXHIBIT A-1
                                     TO THE
                            SERIES 1998-2 SUPPLEMENT


                           FORM OF CLASS A CERTIFICATE

REGISTERED                                                 $200,000,000

NO. A-1                                                    CUSIP NO. 742966 AC 8

Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                       PROFFITT'S CREDIT CARD MASTER TRUST


                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1998-2

                         Class A Expected Payment Date:
                           May 2001 Distribution Date

                  Each $1,000 minimum denomination represents a
                          fractional undivided interest
                            in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          PROFFITT'S CREDIT CORPORATION

                  (Not an interest in or obligation of Proffitt's Credit Corporation or any Affiliate thereof)



                                A-1-1

         This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (as amended and supplemented, the "Series Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables,
(iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                                     A-1-2

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed by its undersigned officer thereunto duly authorized.

                                 PROFFITT'S CREDIT CORPORATION


                                 By:
                                     ----------------------------------------
                                     Name:  James S. Scully
                                     Title:    Vice President and Treasurer

                                 Dated:  May 21, 1998


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION,
                                      as Trustee


                                      By:
                                          ------------------------------------
                                            Authorized Officer


                                      Dated:  May 21, 1998


                                     A-1-3

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1998-2

                         SUMMARY OF TERMS AND CONDITIONS


                  This Class A Certificate is one of a Series of Certificates entitled "Proffitt's Credit Card Master Trust, Series 1998-2 Certificates" (the "Series 1998-2 Certificates"), and one of a class thereof entitled "Class A Asset Backed Certificates, Series 1998-2" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Amount at such time. The Class A Initial Investor Amount is $200,000,000. The Class A Investor Amount on any date will be an amount equal to (a) the Class A Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to the Series 1998-2 Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Certificates; provided, however, that the Class A Investor Amount may not be reduced below zero. The "Class A Adjusted Investor Amount" shall mean, on any date of determination while the Class A Certificates are outstanding, an amount equal to the Class A Investor Amount minus the Principal Account Balance (but not less than zero). In addition, classes of the Series 1998-2 Certificates entitled "Class B Asset Backed Certificates, Series 1998-2" (the "Class B Certificates"), "Collateral Indebtedness Interest, Series 1998-2" (the "Collateral Indebtedness Interest") and "Class D Asset Backed Certificates, Series 1998-2" (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate has been issued to Proffitt's Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.

                  Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, and/or Additional Class D Certificates, which will represent fractional undivided interests in certain Trust Property.

                  Each Class A Certificate represents the right to receive payments of (i) interest at the rate of 6.00% per annum accruing from May 21, 1998, payable on June 15, 1998 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the May 2001 Distribution Date (the "Class A Expected Payment Date") (and on each

                                     A-1-4

Distribution Date thereafter, if the Class A Certificates are not paid in full on the Class A Expected Payment Date) or, upon the occurrence of a Pay Out Event, on each Distribution Date relating to the Rapid Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 1998-2 Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  The Class B Certificates, the Collateral Indebtedness Interest and the Class D Certificates are subordinated to the Class A Certificates to the extent set forth in the Series 1998-2 Supplement.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record at the close of business on the last Business Day of the immediately preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts held in the Principal Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-2 Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 1998-2 Supplement.

                  On any Distribution Date occurring on or after the day on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Collateral Indebtedness Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class A Certificates are subject to optional repurchase by the Transferor, if certain conditions set forth in the Agreement or the Series 1998-2 Supplement are satisfied. The repurchase price will be equal to the Class A Adjusted Investor Amount plus accrued and unpaid interest thereon less the amount held in the Collection Account allocable to Series 1998-2 to be applied other than to deposits in the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.


                                     A-1-5

                  Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the September 2004 Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1998-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 1998-2 Supplement.

                  This Class A Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 1998-2 Supplement.

                  The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or any right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior


                                     A-1-6
written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein, in the Agreement or the Series 1998-2 Supplement or (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined, or (v) reduce the percentage required in Section 13.1(b) of the Agreement to consent to such amendment. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement to the Bank in connection with such transfer and any amendments necessary to reflect such Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Proffitt's, Inc. and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

                  The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of all holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

         Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be


                                     A-1-7
registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class A Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and the Series 1998-2 Supplement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

         THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                     A-1-8

                                   ASSIGNMENT


Social Security or other Taxpayer Identification number (T.I.N.) of assignee

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                  (name and address of assignee)
                  ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ----------------------, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                             *
                                                    ----------------------------

                                                    Signature Guaranteed:



(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.




                                     A-1-9

                                   EXHIBIT A-2
                                     TO THE
                            SERIES 1998-2 SUPPLEMENT


                           FORM OF CLASS B CERTIFICATE

                                   EXHIBIT A-2
                                     TO THE
                            SERIES 1998-2 SUPPLEMENT


                           FORM OF CLASS B CERTIFICATE

REGISTERED                                                 $21,500,000

NO. B-1                                                    CUSIP NO. 742966 AD 6

Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1998-2
                         Class B Expected Payment Date:
                           June 2001 Distribution Date

                  Each $1,000 minimum denomination represents a
                          fractional undivided interest
                            in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          PROFFITT'S CREDIT CORPORATION

                  (Not an interest in or obligation of Proffitt's Credit Corporation or any Affiliate thereof)





                                     A-2-1

         This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (as amended and supplemented, the "Series Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables,
(iv) all monies held in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series 1998-2 Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series 1998-2 Supplement and reference is made to the Agreement and the Series 1998-2 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-2 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities, Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-2 Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-2 Supplement, to which Agreement and Series 1998-2 Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.



                                     A-2-2

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-2 Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed by its undersigned officer thereunto duly authorized.


                                           PROFFITT'S CREDIT CORPORATION


                                           By:
                                               ---------------------------------
                                           Name: James S. Scully
                                           Title:   Vice President and Treasurer


                                            Dated:  May 21, 1998



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates described in the within-mentioned Agreement and Series 1998-2 Supplement.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION,
                                            as Trustee


                                            By: ---------------------------
                                                     Authorized Officer

                                            Dated:  May 21, 1998



                                     A-2-3

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1998-2

                         SUMMARY OF TERMS AND CONDITIONS


                  This Class B Certificate is one of a Series of Certificates entitled "Proffitt's Credit Card Master Trust, Series 1998-2 Certificates" (the "Series 1998-2 Certificates"), and one of a class thereof entitled "Class B Asset Backed Certificates, Series 1998-2" (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Amount at such time. The Class B Initial Investor Amount is $21,500,000. The Class B Investor Amount on any date will be an amount equal to (a) the Class B Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Class B Subordinated Principal Collections allocated to certain shortfalls in respect of the Class A Certificates on all prior Distribution Dates pursuant to the Series 1998-2 Supplement (excluding any Class B Subordinated Principal Collections that have resulted in a reduction in the Collateral Indebtedness Amount or the Class D Investor Amount pursuant to the Series 1998-2 Supplement), minus (e) an amount equal to the amount by which the Class B Investor Amount has been reduced on all prior Distribution Dates to avoid certain reductions in respect of the Class A Allocable Amount, plus (f) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series 1998-2 Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to the Series 1998-2 Supplement prior to such date; provided, however, that the Class B Investor Amount may not be reduced below zero. The "Class B Adjusted Investor Amount" shall mean, on any date of determination, an amount equal to the Class B Investor Amount minus, prior to the payment in full of the Class A Investor Amount, the excess of the Principal Account Balance over the Class A Investor Amount, and after the payment in full of the Class A Investor Amount, the Principal Account Balance, if any (but not less than zero). In addition, classes of the Series 1998-2 Certificates entitled "Class A Asset Backed Certificates, Series 1998-2" (the "Class A Certificates"), "Collateral Indebtedness Interest, Series 1998-2" (the "Collateral Indebtedness Interest") and "Class D Asset Backed Certificates, Series 1998-2" (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate has been issued to Proffitt's Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.



                                     A-2-4

                  Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, and/or Additional Class D Certificates, which will represent fractional undivided interests in certain Trust Property.

                  Each Class B Certificate represents the right to receive payments of (i) interest at the rate of 6.15% per annum accruing from May 21, 1998, payable on June 15, 1998, and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the June 2001 Distribution Date (the "Class B Expected Payment Date") (and each Distribution Date thereafter, if the Class B Certificates are not paid in full on the Class B Expected Payment Date) or, upon the occurrence of a Pay Out Event, on each Distribution Date relating to the Rapid Amortization Period, provided that no principal payments will be made on the Class B Certificates until the Class A Certificates have been paid in full, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 1998-2 Supplement. Interest on the Class B Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  THE CLASS B CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE SERIES 1998-2 SUPPLEMENT. THE COLLATERAL INDEBTEDNESS INTEREST AND THE CLASS D CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES AND TO THE CLASS B CERTIFICATES TO THE EXTENT SET FORTH IN THE SERIES 1998-2 SUPPLEMENT.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last Business Day of the immediately preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including, after the Class A Certificates have been paid in full, amounts held in the Principal Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series 1998-2 Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 1998-2 Supplement.

                  On any Distribution Date occurring on or after the day on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the


                                     A-2-5

Collateral Indebtedness Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Collateral Indebtedness Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class B Certificates are subject to optional repurchase by the Transferor, if certain conditions set forth in the Agreement or the Series 1998-2 Supplement are satisfied. The repurchase price will be equal to the Class B Adjusted Investor Amount plus accrued but unpaid interest thereon less the amount held in the Collection Account allocable to Series 1998-2 to be applied other than to deposits in the Reserve Account and any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

                  Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the September 2004 Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1998-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 1998-2 Supplement.

                  This Class B Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 1998-2 Supplement.

                  The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer


                                     A-2-6

Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein in the Agreement or the Series 1998-2 Supplement or (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined, or (v) reduce the percentage required in Section 13.1(b) of the Agreement to consent to such amendments. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement, to the Bank in connection with such transfer and any amendments necessary to reflect Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Proffitt's, Inc. and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

                  The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of all


                                     A-2-7
holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

                  Subject to Section 13.1(c) of the Agreement, each Certificateholder, by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class B Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and the Series 1998-2 Supplement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

         THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                                     A-2-8

                                   ASSIGNMENT

Social Security or other Taxpayer Identification Number (T.I.N.) of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                  (name and address of assignee)
                  ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ----------------------, attorney, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                             *
                                                    ----------------------------

                                                   Signature Guaranteed:


(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.



                                     A-2-9

                                   EXHIBIT A-3
                                     TO THE
                            SERIES 1998-2 SUPPLEMENT


                           FORM OF CLASS D CERTIFICATE

                                   EXHIBIT A-3
                                     TO THE
                            1998-2 SERIES SUPPLEMENT


                           FORM OF CLASS D CERTIFICATE


REGISTERED                                                           $16,000,000

NO. D-1

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS, AND MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED OR SOLD OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH SUCH LAWS. PRIOR TO ANY TRANSFER OF THIS CERTIFICATE, THE TRUSTEE OR THE TRANSFER AGENT AND REGISTRAR AND THE SERVICER SHALL REQUIRE A TRANSFEREE AGREEMENT FROM THE TRANSFEREE DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS AS TO VARIOUS ERISA MATTERS. THE TRUSTEE OR THE TRANSFER AGENT AND REGISTRAR AND THE SERVICER ALSO MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT THERETO. IN ADDITION, THE TRANSFEROR SHALL NOT TRANSFER THIS CERTIFICATE UNLESS THE TRANSFEROR SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WOULD NOT ADVERSELY AFFECT THE TAX CHARACTERIZATION OF THE TRUST.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH
(I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(B)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A


                                     A-3-1

MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.


                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS D ASSET BACKED CERTIFICATE, SERIES 1998-2

                       Representing an undivided interest
                            in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving proprietary credit card accounts of

                          PROFFITT'S CREDIT CORPORATION

                  (Not an interest in or obligation of Proffitt's Credit Corporation or any Affiliate thereof)

         This certifies that Proffitt's Credit Corporation (the "Class D Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (as amended and supplemented, the "Series 1998-2 Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series 1998-2 Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class D Certificate does not purport to summarize the Agreement and the Series 1998-2 Supplement and reference is made to the Agreement and the Series 1998-2


                                     A-3-2

Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-2 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-2 Supplement, as applicable.

                  This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-2 Supplement, to which Agreement and Series 1998-2 Supplement, each as amended and supplemented from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class D Certificateholder (and each Certificate Owner of a Class D Certificate), by the acceptance of this Class D Certificate (or its interest therein), is deemed to agree to treat this Class D Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.
                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-2 Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class D Certificate to be duly executed.

                                          PROFFITT'S CREDIT CORPORATION


                                          By:
                                             -----------------------------------
                                             Name:  James S. Scully
                                             Title: Vice President and Treasurer


                                          Dated:  May 21, 1998




                                     A-3-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class D Certificates described in the within-mentioned Agreement and Series 1998-2 Supplement.

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   as Trustee,


                                   By:
                                       -----------------------------------------
                                       Authorized Officer

                                   Dated:  May 21, 1998




                                     A-3-4

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS D ASSET BACKED CERTIFICATE, SERIES 1998-2

                         SUMMARY OF TERMS AND CONDITIONS

                  This Class D Certificate is one of a Series of Certificates entitled Proffitt's Credit Card Master Trust, Series 1998-2 Certificates (the "Series 1998-2 Certificates"), and one of a class thereof entitled "Class D Asset Backed Certificates, Series 1998-2" (the "Class D Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class D Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Investor Amount at such time. The Class D Initial Investor Amount is $16,000,000. The Class D Investor Amount on any date will be an amount equal to (a) the Class D Initial Investor Amount (plus the aggregate initial principal amount of any Additional Class D Certificates issued pursuant to the Series 1998-2 Supplement), minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections used to make payments in respect of the Class A Certificates, the Class B Certificates and the Collateral Indebtedness Interest on all prior Distribution Dates pursuant to the Series 1998-2 Supplement, minus (d) an amount equal to the amount by which the Class D Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount, the Collateral Allocable Amount and the Class D Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series 1998-2 Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class D Investor Amount pursuant to the Series 1998-2 Supplement; provided, however, that the Class D Investor Amount may not be reduced below zero. In addition, classes of the Series 1998-2 Certificates entitled Class A Asset Backed Certificates, Series 1998-2 (the "Class A Certificates"), Class B Asset Backed Certificates, Series 1998-2 (the "Class B Certificates") and Collateral Indebtedness Interest, Series 1998-2 (the "Collateral Indebtedness Interest") will be issued. The Exchangeable Transferor Certificate has also been issued to Proffitt's Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.

                  Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.


                                     A-3-5

                  Each Class D Certificate represents the right to receive payments of (i) interest at the rate determined in accordance with the Series 1998-2 Supplement, accruing from May ____, 1998, payable on June 15, 1998 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on each Distribution Date on and after the Distribution Date on which the Collateral Indebtedness Interest has been paid in full (subject to certain exceptions), in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 1998-2 Supplement.

                  The Class D Certificates are subordinated to the Class A Certificates, the Class B Certificates and the Collateral Indebtedness Interest to the extent set forth in the Series 1998-2 Supplement.

                  On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record at the close of business on the last Business Day of the immediately preceding calendar month (each a "Record Date") such Class D Certificateholder's pro rata share of such amounts as are payable to the Class D Certificateholders pursuant to the Agreement and the Series 1998-2 Supplement. Distributions with respect to this Class D Certificate will be made by the Paying Agent by check mailed to the address of the Class D Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class D Certificate or the making of any notation thereon (except for the final distribution in respect of this Class D Certificate). Final payment of this Class D Certificate will be made only upon presentation and surrender of this Class D Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 1998-2 Supplement.

                  On any Distribution Date occurring on or after the day on which the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Collateral Indebtedness Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Collateral Indebtedness Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class D Certificates are subject to optional repurchase by the Transferor if certain conditions set forth in the Agreement or Series 1998-2 Supplement are satisfied. The retransfer price will be equal to the Class D Adjusted Investor Amount plus accrued and unpaid interest thereon less the amount held in the Collection Account allocable to Series 1998-2 to be applied other than to deposits in the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

                  Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the September 2004 Distribution Date (the "Stated Series


                                     A-3-6

Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1998-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 1998-2 Supplement.

                  This Class D Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class D Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 1998-2 Supplement.

                  The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or any right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment,


                                     A-3-7
however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein, in the Agreement or the Series 1998-2 Supplement or (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined or (v) reduce the percentage required in Section 13(b) to consent to such amendments. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement, to the Bank in connection with such transfer and any amendments necessary to reflect such Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Proffitt's, Inc. and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

                  The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing undivided interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of the holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

                  Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

                  The Class D Certificates are issuable only in minimum denominations of $500,000 and integral multiples of $1,000. The transfer of this Class D Certificate shall be registered in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and


                                     A-3-8

Registrar, and thereupon one or more new Class D Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and the Series 1998-2 Supplement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class D Certificateholder surrendering such Class D Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

                  THE AGREEMENT AND THIS CLASS D CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                                     A-3-9

                                   ASSIGNMENT

Social Security or other Taxpayer Identification Number (T.I.N.)of assignee


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                  (name and address of assignee)
                  ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ----------------------, attorney, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                           *
                                                   -----------------------------
                                                   Signature Guaranteed:



(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.




                                     A-3-10

                                    EXHIBIT B
                                     TO THE
                            1998-2 SERIES SUPPLEMENT


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE

                                   [RESERVED]

                                    EXHIBIT C
                                     TO THE
                            1998-2 SERIES SUPPLEMENT


                  FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT